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                                                                    Exhibit 23.1
                                                                    ------------

                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Amendment No. 1 to the Registration Statement on Form S-3 of our report dated March 24, 2000 relating to the financial statements, which appear in Red Hat, Inc.'s Annual Report on Form 10-K for the year ended February 29, 2000. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


/s/ PricewaterhouseCoopers LLP

Raleigh, North Carolina
September 20, 2000